FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2004

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or other	Employer incorporation or	(Commission File Number	)
jurisdiction of	organization)
Identification No.)

1001 Nineteenth Street

North Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Item 12. Results of Operations and Financial Condition.

1.	On April 27, 2004, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the first quarter 2004. The entire text of that press release is being furnished herewith and attached as Exhibit 99.1.

EXHIBIT LIST

99.1.	Press Release dated April 27, 2004 announcing Friedman, Billings, Ramsey Group, Inc.’s first quarter 2004 earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: April 28, 2004

By:	/s/ Emanuel J. Friedman

Emanuel J. Friedman
Co-Chairman & Co-Chief Executive Officer

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